UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Digital Ally, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

On December 27, 2021, Digital Ally, Inc. (the “Company”) distributed a press release (the “Release”) to the Company’s stockholders announcing that the Company’s Special Meeting of Stockholders (the “Special Meeting”), which had been scheduled to be held on Monday, December 13, 2021, and subsequently adjourned to Tuesday, December 28, 2021, has been adjourned to Tuesday, January 11, 2022 at 11:15 a.m. EST, to be held at the Company’s facility at 15612 College Boulevard, Lenexa, Kansas 66219, in order to allow the Company adequate time to achieve a quorum for the transaction of business under the Company’s Amended and Restated Bylaws, including voting on the proposals included in the Definitive Proxy Statement that the Company filed with the U.S. Securities and Exchange Commission (“SEC”) on October 22, 2021 (the “Definitive Proxy Statement”) and mailed to stockholders on or about October 27, 2021.

The board of directors of the Company has fixed the close of business on October 21, 2021 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Stockholders of record who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

The Release supplements the Definitive Proxy Statement that the Company and the Definitive Additional Materials filed with the SEC on October 22, 2021, November 22, 2021, December 2, 2021, and December 10, 2021.

Below is a copy of the Release.

Digital Ally Inc. Announces Adjournment of Special Meeting of Stockholders to

January 11, 2022

Lenexa, KS | December 27, 2021

Digital Ally, Inc. (NASDAQ: DGLY) (the “Company”), which develops, manufactures, and markets advanced video recording products and other critical safety products for law enforcement, emergency management, fleet safety, and security for venues and events, announced that the Special Meeting of Stockholders scheduled for December 28, 2021 (the “Special Meeting”) has been adjourned to Tuesday, January 11, 2022 at 11:15 am (Eastern time) without transacting any business.

The Company adjourned the Annual Meeting in order to allow the Company adequate time to achieve a quorum for the transaction of business under the Company’s Amended and Restated Bylaws. The record date for the adjourned Special Meeting remains the close of business on October 21, 2021. Stockholders who previously voted do not need to recast their votes unless they wish to change their votes. Proxies previously submitted will be voted at the reconvened meeting unless properly revoked. Stockholders who have not voted or wish to change their votes are encouraged to do so by promptly using the instructions provided on their voting instruction form or proxy card.

Each stockholder’s vote matters and is important no matter how many shares they own. The Company urges all stockholders to please take the time to read and respond to the Company’s proxy materials that were previously provided to them and vote their shares immediately to ensure their votes count in time for the adjourned Special Meeting date.

Voting over the phone or delivering electronically will require that stockholders have their proxy control number available. That number is either printed on the voting instruction form, if stockholders received a physical copy of the proxy materials, or accessible through the voting portal, if the proxy materials were electronically delivered. Stockholders who have sold their shares but were a holder of record at the close of business on October 21, 2021, the record date for the Special Meeting, remain entitled to vote. The Company encourages its stockholders who have already voted against any of the proposals in the Definitive Proxy Statement for the Special Meeting (the “Proxy Statement”) to please reconsider voting. In particular, the Company’s board of directors encourages stockholders to vote “FOR” each of the proposals described in the Proxy Statement.

Stockholders who need assistance in submitting their proxy or voting their shares should call the Company’s proxy solicitor, Laurel Hill Advisory Group. Additionally, if you have any questions or require any other assistance in voting your shares, please contact Laurel Hill below:

Laurel Hill Advisory Group LLC
Stockholders Call Toll Free: (888) 742-1305

About Digital Ally

Digital Ally® specializes in the design and manufacturing of the highest quality video recording equipment and video analytic software. Digital Ally pushes the boundaries of technology in industries such as law enforcement, emergency management, fleet safety and event security. Digital Ally’s complete product solutions include vehicle and body cameras, flexible software storage, automatic recording technology and various critical safety products. In addition, Digital Ally launched the Shield Health Protection Products line including Shield Cleansers, a highly effective, yet safe, disinfectant and sanitizer for use against SARS-CoV-2, a non-contact thermometer/controlled-entry device, an electrostatic sprayer for fast and efficient disinfecting of large areas, and a variety of personal protective equipment including face masks, gloves and sanitizer wipes. With its recent formation of Digital Ally Healthcare, Inc., and acquisition of TicketSmarter, LLC, Digital Ally continues to add organizations that demonstrate the common traits of positive earnings, growth potential and organizational synergies.

For additional news and information please visit www.digitalallyinc.com or follow additional

Digital Ally Inc. social media channels here:

Contact Information

Stanton Ross, CEO

Tom Heckman, CFO

Digital Ally, Inc.

913-814-7774

info@digitalallyinc.com

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectations, as of the date of this press release, and involve certain risks and uncertainties. Forward-looking statements include statements herein with respect to the successful execution of the Company’s business strategy. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Such risks and uncertainties include, among other things, our ability to establish and maintain the proprietary nature of our technology through the patent process, as well as our ability to possibly license from others patents and patent applications necessary to develop products; the availability of financing; the Company’s ability to implement its long range business plan for various applications of its technology; the Company’s ability to enter into agreements with any necessary marketing and/or distribution partners; the impact of competition, the obtaining and maintenance of any necessary regulatory clearances applicable to applications of the Company’s technology; the inability to find and consummate strategic acquisitions; the impact of the COVID-19 pandemic; and management of growth and other risks and uncertainties that may be detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission.

* * *

Note: Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Special Meeting in person, or the Company may decide to hold the Special Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).